Exhibit 99.1

GENERAL CABLE CORPORATION
STOCK INCENTIVE PLAN
Adopted by the Board of Directors: March 17, 2017
Approved by the Stockholders: May 18, 2017

1.	Purpose
The General Cable Corporation Stock Incentive Plan (the “Plan”) is an amendment and restatement of the General Cable Corporation 2005 Stock Incentive Plan and is intended to provide incentives which will attract, retain, motivate and reward highly competent persons serving as non-employee directors, executive officers and other key employees of General Cable Corporation (the “Company”) or any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired (“Subsidiaries”), by providing them opportunities to acquire shares of the common stock, par value $.01 per share, of the Company (“Common Stock”), to receive monetary payments based on the value of such shares or to receive other cash based incentive compensation pursuant to Awards (as defined in Section 4 below) described herein. Furthermore, the Plan is intended to assist in further aligning the interests of the Company’s non-employee directors, executive officers and other key employees with those of its stockholders.
The Plan was originally effective as of May 10, 2005 (the “Effective Date”), and was subsequently amended as of May 27, 2009. The Plan was again amended effective as of May 14, 2015 (the “2015 Amendment Effective Date”) and is hereby further amended and restated as of May 18, 2017 (the “2017 Amendment Effective Date”). Changes made pursuant to this amendment and restatement shall only apply to Awards granted on or after the 2017 Amendment Effective Date. Awards granted prior to the 2017 Amendment Effective Date shall continue to be governed by the applicable Award agreements and the applicable terms of the Plan, without giving effect to changes made pursuant to this amendment and restatement, and the Committee shall administer such Awards in accordance with the applicable Plan terms, without giving effect to changes made pursuant to this amendment and restatement.

2.	Administration
a. The Plan generally shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board of Directors of the Company (the “Board”) or another committee appointed by the Board from among its members. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as a (1) “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (2) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, and (3) an “independent director,” as determined in accordance with the independence standards established by the stock exchange on which the Common Stock is at the time primarily traded.
b. To the extent consistent with the Plan, the Committee shall have the sole authority to (1) determine the persons to whom Awards shall be made under the Plan, (2) determine the type, size and terms and conditions of the Awards to be made to each such participant, (3) determine the time when Awards will be made and the duration of any applicable exercise or vesting period (subject to the terms of Sections 4(b), 4(c) and 13 below), including the criteria for vesting and the acceleration of vesting, (4) determine any other conditions of Awards not inconsistent with the Plan, including, without limitation, restrictive covenant obligations (such as confidentiality, non-competition and non-solicitation covenants), and clawback or recoupment provisions, as the Committee may deem advisable, (5) amend the terms and conditions of any previously issued Award, subject to the provisions of Sections 4(b), 4(c) and 23 below, and (6) deal with any other matters arising under the Plan.
c. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. However, the Board shall have the authority to establish stock grant levels and stock ownership guidelines for the non-employee directors.
d. No member of the Board, no member of the Committee and no agent of the Committee who is an employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.
e. The Committee shall have the authority to grant Awards to non-employee directors, executive officers and other key employees of the Company or any of its Subsidiaries. The Committee may delegate to the Chief Executive Officer of the Company the authority to grant, administer, and modify Awards under the Plan with respect to employees who are not subject to the restrictions of Section 16(b) of the Exchange Act, provided the Awards are not intended to be Performance-Based Awards (as defined below) and provided the Awards are granted, administered, and modified in accordance with appropriate parameters set by the Committee in accordance with applicable law. The Committee may also delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or any of its Subsidiaries whose employees have benefited from the Plan, as determined by the Committee.

3.	Participants
Participants shall consist of such non-employee directors, executive officers and other key employees of the Company or any of its Subsidiaries as the Committee in its sole discretion may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of Awards.

4.	Types of Awards and Vesting Restrictions
a. Awards under the Plan may be granted in any one or a combination of (1) Stock Options, (2) Stock Appreciation Rights, (3) Stock Awards, (4) Stock Units and (5) Cash Awards (each as described above an “Award,” and collectively, “Awards”). Cash Awards, Stock Awards and Stock Units may, as determined by the Committee, in its discretion, constitute Performance-Based Awards, as described in Section 11 below.
b. Awards granted under the Plan shall vest over a period that is not less than one year from the date of grant. The Committee may provide for accelerated vesting without regard to the minimum vesting period only in connection with a participant’s death or disability, or in the event of a Change in Control or a corporate transaction or event described in Section 12. In addition, subject to any adjustments made in accordance with Section 12 below, up to 5% of the shares of Common Stock subject to the share reserve set forth in Section 5(a) as of the 2017 Amendment Effective Date may be granted without regard to the minimum vesting requirement.

c. The Committee shall have discretion to accelerate vesting after the date of grant only in connection with a participant’s death or disability, or in the event of a Change in Control or a corporate transaction or event described in Section 12.
d. Awards shall be evidenced by Award agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.
e. All Awards shall be made conditional upon the participant’s acknowledgment, in writing or by on-line or other acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the participant, his or her beneficiaries and any other person having or claiming an interest under such Award.

5.	Common Stock Available Under the Plan and Individual Limits
a. Shares Available. Subject to any adjustments made in accordance with Section 12 below, the aggregate number of shares of Common Stock that may be issued under the Plan with respect to Awards granted on or after the 2017 Amendment Effective Date shall not exceed 8,692,571 shares of Common Stock, which is the sum of the following: (i) (3,500,000 shares), plus (ii) the number of shares that remained available for Awards under the Plan as of March 15, 2017 (1,688,180 shares), plus (iii) the number of shares subject to outstanding awards under the Plan as of March 15, 2017 that are payable in shares and that terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, or otherwise are not paid in full and again become available for purposes of the Plan pursuant to Section 5(c)(3) (up to 3,504,391 shares). The limit set forth in the preceding clause (ii) shall be reduced by the number of shares of Common Stock subject to awards that are granted after March 15, 2017 and prior to the 2017 Amendment Effective Date. Shares of Common Stock issued under the Plan may be authorized and unissued or treasury shares.
b. Maximum Individual Limits. All Awards under the Plan, other than Cash Awards and Dividend Equivalents (as defined below), shall be expressed in shares of Common Stock. The individual share limits of this subsection (b) shall apply without regard to whether the Awards are to be paid in shares of Common Stock or cash. The Award limits are as follows:
(1) The maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted under the Plan to any employee during a calendar year shall be 750,000 shares, subject to adjustments made in accordance with Section 12 below.
(2) The maximum aggregate number of shares of Common Stock with respect to which Stock Awards and Stock Units may be granted under the Plan to any employee during a calendar year shall be 750,000 shares, subject to adjustments made in accordance with Section 12 below.
(3) An employee may not accrue dividends and Dividend Equivalents under the Plan during any calendar year in an aggregate amount in excess of $2 million with respect to Performance-Based Awards granted on or after the 2015 Amendment Effective Date.
(4) The maximum aggregate amount that may be paid to an employee under Cash Awards granted under the Plan with respect to each 12 month period within a performance period shall not exceed $5 million.  If a performance period includes more than one year, the amount payable with respect to each 12 month period shall be determined by dividing the total amount payable for the performance period by the number of years in the performance period.
(5) The maximum grant date value of shares of Common Stock subject to Awards granted to any non-employee director during any calendar year, taken together with any cash fees payable to such non-employee director for services rendered during the calendar year, shall not exceed $690,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.

c. Share Counting.
(1) The number of shares of Common Stock reserved for Awards under the Plan shall be reduced on a one-for-one basis for each share of Common Stock issued pursuant to a Stock Option or Stock Appreciation Right granted on or after the 2017 Amendment Effective Date, and shall be reduced by a fixed ratio of 2.19 shares of Common Stock for each share of Common Stock issued pursuant to a Stock Award, Stock Unit, and Dividend Equivalent granted under the Plan on or after the 2017 Amendment Effective Date.
(2) Under the Plan as in effect before the 2017 Amendment Effective Date, the share reserve under the Plan was reduced on a one-for-one basis for each share of Common Stock issued pursuant to Awards, except that the share reserve was reduced by a fixed ratio of 2.19 shares of Common Stock for each share of Common Stock issued pursuant to a Stock Award, Stock Unit, and Dividend Equivalent granted under the Plan on or after the 2015 Amendment Effective Date.
(3) If and to the extent Stock Options or Stock Appreciation Rights granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units, or Dividend Equivalents payable in shares of Common Stock are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Awards shall again be available for purposes of the Plan. The number of shares that again become available for purposes of the Plan with respect to each such Award shall be based on the number of shares by which the share reserve was reduced pursuant to Section 3(c)(1) or Section 3(c)(2) above, as applicable.
(4) Shares of Common Stock surrendered in payment of the exercise price of a Stock Option, and shares withheld or surrendered for payment of taxes on any Award, shall not be available for re-issuance under the Plan. If Stock Appreciation Rights are exercised and settled in Common Stock, the full number of shares subject to the Stock Appreciation Rights shall be considered issued under the Plan, without regard to the number of shares issued upon settlement of the Stock Appreciation Rights. To the extent that Awards are designated in an Award agreement to be paid in cash, and not in shares of Common Stock, such Awards shall not count against the share limits in this Section 5(c). The preceding provisions of this Section 5(c) shall apply only for purposes of determining the aggregate number of shares of Common Stock that may be issued under the Plan, but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Awards may be granted to any participant under the Plan. For the avoidance of doubt, if shares of Common Stock are repurchased by the Company on the open market with the proceeds of the exercise price of Stock Options, such shares may not again be made available for issuance under the Plan.

6.	Stock Options
a. In General. The Committee is authorized to grant Stock Options to non-employee directors, executive officers and other key employees of the Company or any of its Subsidiaries and shall, in its sole discretion, determine which such participants will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Stock Options shall be granted as nonqualified stock options (and not as incentive stock options under Section 422 of the Code). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.
b. Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant; provided, however, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 17 below) of Common Stock on the date the Stock Option is granted.

c. Payment of Exercise Price. The Stock Option exercise price may be paid in cash or, in the discretion of the Committee, (i) by the delivery of shares of Common Stock then owned by the participant (or by attestation to such ownership), (ii) by the withholding of shares of Common Stock for which a Stock Option is exercisable, or (iii) by a combination of these methods. In the discretion of the Committee, a payment may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price, under procedures acceptable to the Company. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.
d. Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times as specified in the Plan and the Award agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted.
e. No Dividend Equivalents. Dividend Equivalents may not be granted with respect to Stock Options.

7.	Stock Appreciation Rights
a. In General. The Committee is authorized to grant Stock Appreciation Rights to non-employee directors, executive officers and other key employees of the Company or any of its Subsidiaries and shall, in its sole discretion, determine which such participants will receive Stock Appreciation Rights and the number of shares of Common Stock with respect to each Stock Appreciation Right.
b. Terms. A “Stock Appreciation Right” shall mean a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over (y) the applicable base price of such shares, all as determined by the Committee; provided that, the base price per share of a Stock Appreciation Right shall be no less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement; provided, however, that no Stock Appreciation Right shall be exercisable later than ten years after the date it is granted.
c. No Dividend Equivalents. Dividend Equivalents may not be granted with respect to Stock Appreciation Rights.

8.	Stock Awards
a. In General. The Committee is authorized to grant Stock Awards to non-employee directors, executive officers and other key employees of the Company or any of its Subsidiaries and shall, in its sole discretion, determine which such participants will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award. Each Stock Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, vesting conditions which lapse based on the passage of time, achievement of certain performance conditions or as otherwise determined by the Committee, and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Award or that the stock certificates evidencing such shares shall be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to vote the shares and to receive dividends; provided that, dividends shall vest and be paid only if and to the extent that the underlying Stock Award vests. The Committee may require or permit the deferral of the receipt of Stock Awards upon such terms as the Committee deems appropriate, consistent with Section 409A of the Code.
b. Performance Vesting Stock Awards. With respect to Stock Awards that vest, in whole or in part, based on performance, the Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number or value of shares of Common Stock that will be paid out to the participants, and may attach to such Stock Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance. With respect to those Stock Awards that are not intended to qualify as Performance-Based Awards (as described in Section 11 below), the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Stock Awards as the Committee deems necessary or desirable, unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.

9.	Stock Units
a. In General. The Committee is authorized to grant Stock Units to non-employee directors, executive officers and other key employees of the Company or any of its Subsidiaries and shall, in its sole discretion, determine which such participants will receive Stock Units and the number of shares of Common Stock with respect to each Stock Unit. A “Stock Unit” shall mean a notional account representing the right of the participant to receive a share of Common Stock or an amount based on the value of a share of Common Stock. The Committee shall determine the criteria for the vesting of Stock Units, which may be based on the passage of time, achievement of certain performance conditions or as otherwise determined by the Committee. Each Stock Unit shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement.
b. Payout. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock, cash, or a combination thereof and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. The Committee may require or permit the deferral of the receipt of Stock Units upon such terms as the Committee deems appropriate, consistent with Section 409A of the Code.
c. Performance Vesting Stock Units. With respect to Stock Units that vest, in whole or in part, based on performance, the Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number or value of shares of Common Stock or cash that will be paid out to the participants, and may attach to such Stock Units one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance. With respect to those Stock Units that are not intended to qualify as Performance-Based Awards (as described in Section 11 below), the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Stock Units as the Committee deems necessary or desirable, unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.
d. Dividend Equivalents. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to the right to receive an amount equal to any dividends paid on shares of Common Stock underlying the Stock Unit (“Dividend Equivalents”). Dividend Equivalents shall vest and be paid only if and to the extent the underlying Stock Units vest and are paid. Dividend Equivalents may be payable in cash or in the form of additional shares subject to the Award. Dividend Equivalents may be deferred or paid at the time the underlying Stock Units vest.

10.	Cash Awards
The Committee is authorized to grant Cash Awards to executive officers and other key employees of the Company or any of its Subsidiaries. The Committee shall, in its sole discretion, determine which such participants will receive Cash Awards and the terms and conditions applicable to Cash Awards, including the criteria for the vesting of Cash Awards, which shall be based on such measures as the Committee deems appropriate and need not relate to the value of shares of Common Stock. A “Cash Award” is an Award to be settled solely in cash.

11.	Performance-Based Awards
a. In General. The Committee may determine that Stock Awards, Stock Units, Cash Awards and Dividend Equivalents granted to an employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code. The provisions of this Section 11 shall apply to any such Awards that the Committee determines are to be considered “qualified performance-based compensation” under Section 162(m) of the Code (“Performance-Based Awards”). Awards shall only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder).
b. Performance Goals. When Stock Awards, Stock Units, Cash Awards and Dividend Equivalents that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (1) the objective performance goals that must be met, (2) the period during which performance will be measured (subject to Section 4(b) above), (3) the maximum amounts that may be paid if the performance goals are met, consistent with the limits of Section 5(b) above, and (4) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” For “qualified performance-based compensation,” the performance goals shall satisfy the requirements of the applicable regulations under Section 162(m), including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. For Awards identified by the Committee as “qualified performance-based compensation,” the Committee shall not have discretion to increase the amount of compensation that is payable based on achievement of the performance goals except as provided under Section 162(m), but may reduce the amount of compensation that is payable.
c. Performance Measures. For Awards identified by the Committee as “qualified performance-based compensation,” the Committee shall use objectively determinable performance goals based on one or more of the following performance measures: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; operating income; net income; return on stockholders’ equity; return on assets; return on invested capital; total stockholder return; capital expenditures; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company; market share; relative performance to a comparison group designated by the Committee; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The performance goals may relate to the participant’s business unit, division or group, specified Subsidiaries, or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among participants.
d. Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (1) 90 days after the beginning of the performance period or (2) the date on which 25 percent of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code.
e. Certification of Results. The Committee shall certify the performance results for the performance period specified in the Award agreement before payment with respect to the performance results is made. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the performance goals and the satisfaction of other terms of the Award agreement, and subject to Committee discretion as described in Section 11(b) above.
f. Impact of Extraordinary Items or Changes in Accounting. To the extent applicable, subject to the following sentence and unless the Committee determines otherwise, the determination of the achievement of performance goals shall be based on the relevant financial measure, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), and in a manner consistent with the methods used in the Company’s audited financial statements. In setting the performance goals for “qualified performance-based compensation”

within the period prescribed in Section 11(d), the Committee may provide for such adjustments as it deems appropriate, to the extent consistent with the requirements of Section 162(m).
g. Death, Disability or Other Circumstances. The Committee may provide in the Award agreement that an Award identified as “qualified performance-based compensation” shall be payable, in whole or in part, in the event of the participant’s death or disability, a Change in Control or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

12.	Adjustment Provisions
If there is any change in the number or kind of shares of Common Stock outstanding (a) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (b) by reason of a merger, reorganization or consolidation, (c) by reason of a reclassification or change in par value, or (d) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as result of a spinoff or the Company’s payment of any extraordinary dividend or distribution, the maximum number and kind of shares of Common Stock available for issuance under the Plan (including the limit on shares which may be issued without regard to minimum vesting restrictions), the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any year, the number and kind of shares covered by outstanding Awards, and the price per share or the applicable market value of such Awards shall be required to be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, than any fractional shares resulting from such adjustment shall be eliminated. Any adjustments to outstanding Awards shall be consistent with Sections 409A and 162(m) of the Code, to the extent applicable. The adjustments of Awards under this Section 12 shall include adjustment of shares, Stock Option exercise price, Stock Appreciation Right base amount, performance goals or other terms and conditions, as the Committee deems appropriate. Any adjustments determined by the Committee shall be final, binding and conclusive.

13.	Change in Control
a. Assumption of Outstanding Awards. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Awards that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with Awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Change in Control, references to the “Company” as they relate to employment matters shall include the successor employer.
b. Vesting Upon Certain Terminations of Employment. Unless the Award agreement provides otherwise, if a participant’s employment is terminated by the Company without Cause, or the participant terminates employment for Good Reason, in either case upon or within 12 months following a Change in Control, the participant’s outstanding Awards shall become fully vested as of the date of such termination; provided that if the vesting of any such Awards is based, in whole or in part, on performance, the applicable Award agreement shall specify how the portion of the Award that becomes vested pursuant to this Section 13(b) shall be calculated.
c. Other Alternatives. In the event of a Change in Control, if all outstanding Awards are not assumed by, or replaced with Awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Awards, without the consent of any participant: (1) the Committee may determine that outstanding Stock Options and Stock Appreciation Rights shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Cash Awards and Dividend Equivalents shall immediately lapse; (2) the Committee may determine that participants shall receive a payment in settlement of outstanding Stock Units, Cash Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (3) the Committee may require that participants surrender their outstanding Stock Options and Stock Appreciation Rights in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the participant’s unexercised Stock Options and Stock Appreciation Rights exceeds the Stock Option exercise price or Stock Appreciation Right base amount, and (4) after giving participants an opportunity to exercise all of their outstanding Stock Options and Stock Appreciation Rights, the Committee may terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per-share Fair Market Value of the Common Stock does not exceed the per-share Stock Option exercise price or Stock Appreciation Right base amount, as applicable, the Company shall not be required to make any payment to the participant upon surrender of the Stock Option or Stock Appreciation Right.
d. Definitions. For purposes of the Plan,
(1) A “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:
(i) any person or other entity (other than any of the Company’s Subsidiaries or any employee benefit plan sponsored by the Company or any of its Subsidiaries) including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 35 percent of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the “Voting Stock”);
(ii) consummation of the sale of all or substantially all of the property or assets of the Company;
(iii) the Company’s Common Stock shall cease to be publicly traded;
(iv) consummation of a consolidation or merger of the Company with another corporation (other than with any of the Company’s Subsidiaries), which results in the stockholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 51 percent of the Voting Stock of the surviving entity; or
(v) a change in the Company’s Board occurs with the result that the members of the Board on January 1, 2017 (the “Incumbent Directors”) no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by two-thirds (2/3) of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.
(2) “Cause” shall have the meaning set forth in Section 14(e) below.
(3) “Good Reason” shall have the same definition as set forth in any employment agreement, severance plan or agreement, or change in control plan or agreement applicable to the participant, or if “Good Reason” is not defined in any such plans or agreements, or if there are no such plans or agreements applicable to the participant, Good Reason means any of the following actions by the Company:
(i) a material reduction in the participant’s base salary; or
(ii) relocation of the participant’s primary office to a location more than 50 miles from the then current location; provided that, Good Reason shall not occur pursuant to (i) or (ii) unless the participant provides written notice to the Company of the existence of Good Reason within 30 days of the date of the initial existence of the Good Reason condition, the Company does not remedy the condition within 45 days of receipt of such written notice, and the participant terminates employment within 30 days following the end of the 45 day cure period.

e. Awards Prior to the 2017 Amendment Effective Date. For the avoidance of doubt, all Awards granted prior to the 2017 Amendment Effective Date shall be subject to the applicable change in control provisions of the Plan as in effect before the 2017 Amendment Effective Date.

14.	Termination of Employment
a. Subject to the terms of the applicable Award agreement or any other written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated due to death or disability:
(1) all unvested Stock Awards, Cash Awards and Stock Units held by the participant on the date of the participant’s death or the date of the termination of his or her employment as the case may be, shall immediately become vested as of such date, subject to subsection (4) below;
(2) all unexercisable Stock Options and all unexercisable Stock Appreciation Rights held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, shall immediately become exercisable as of such date and shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option or Stock Appreciation Right would otherwise expire, subject to subsection (4) below;
(3) all exercisable Stock Options and all exercisable Stock Appreciation Rights held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option or Stock Appreciation Right would otherwise expire; and
(4) all unvested Awards held by the participant on the date of the participant’s death or the date of the termination of his or her employment, as the case may be, that vest in whole or in part based on performance shall be governed by the terms of the applicable Award agreement.
b. Subject to the terms of the applicable Award agreement or any other written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated by the Company for Cause (as defined in Section 14(e) below), all Awards, whether or not vested, earned or exercisable, held by the participant on the date of the termination of his or her employment for Cause shall immediately be forfeited by such participant as of such date.
c. Subject to Section 13 of the Plan and the terms of the applicable award agreement or any other written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated for any reason other than due to death or disability:
(1) all unvested, unearned or unexercisable Awards held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant as of such date; and
(2) all exercisable Stock Options and all exercisable Stock Appreciation Rights held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant’s employment, or (ii) the date the Stock Option or Stock Appreciation Right would otherwise expire.
d. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, provide that any of the following shall apply, subject to the vesting limitations of Sections 4(b) and 4(c) above:
(1) any or all unvested Stock Awards, Cash Awards and Stock Units held by the participant on the date of the participant’s death and/or the date of the termination of the participant’s employment shall become vested as of such date or as of such other date as the Committee deems appropriate;

(2) any or all unexercisable Stock Options and/or any or all unexercisable Stock Appreciation Rights held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall become exercisable as of such date or as of such other date as the Committee deems appropriate, and shall remain exercisable until a date that occurs on or prior to the date the Stock Option or Stock Appreciation Right is scheduled to expire; and/or
(3) any or all exercisable Stock Options and/or any or all exercisable Stock Appreciation Rights held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or Stock Appreciation Right is scheduled to expire.
e. For purposes of this Section 14, (i) if there is an employment agreement, severance plan or agreement, or change in control plan or agreement applicable to the participant, “Cause” shall have the same definition as the definition of “Cause” contained in such plan or agreement; or (ii) if “Cause” is not defined in such plan or agreement or if there is no such plan or agreement applicable to the participant in effect, “Cause” shall include, but is not limited to:
(1) any willful and continuous neglect of or refusal to perform the participant’s duties or responsibilities with respect to the Company or any of its Subsidiaries, insubordination, dishonesty, gross neglect or willful malfeasance by the participant in the performance of such duties and responsibilities, or the willful taking of actions which materially impair the participant’s ability to perform such duties and responsibilities, or any serious violation of the rules or regulations of the Company;
(2) the violation of any local, state or federal criminal statute, including, without limitation, an act of dishonesty such as embezzlement, theft or larceny;
(3) breach of any confidentiality, non-competition or non-solicitation agreement with the Company or any of its Subsidiaries; or
(4) any similar conduct by the participant with respect to which the Company determines in its discretion that the participant has terminated employment under circumstances such that the payment of any compensation attributable to any Award granted under the Plan would not be in the best interest of the Company or any of its Subsidiaries.
For purposes of this Section 14, the Committee shall have the authority to determine whether the “Cause” exists and whether subsequent actions on the part of the participant have cured the “Cause.”

15.	Transferability
Each Award granted under the Plan to a participant which is subject to restrictions on transferability and/or exercisability shall not be transferable otherwise than by will or the laws of descent and distribution and/or shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable in accordance with Section 14 above and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee and subject to applicable law, an Award may permit the transferability of such Award by a participant solely to members of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

16.	Other Provisions
a. All Awards made under the Plan shall be subject to any applicable clawback or recoupment policies (including, without limitation, the clawback policy adopted by the Board in 2011 that is included in the

Company’s Corporate Governance Principles and Guidelines), share trading policies and other policies that may be implemented by the Board from time to time.
b. In the event that a participant engages in any activity, before or after termination of employment or service, that would be grounds for termination of the participant’s employment or service for Cause, or if otherwise permitted or required pursuant to any clawback or recoupment policy of the Company:
(1) the Committee may in its discretion determine that the participant shall immediately forfeit all outstanding Awards (without regard to whether they have vested), and such outstanding Awards shall immediately terminate, and
(2) the Committee may in its discretion require the participant to return to the Company any cash or shares of Common Stock of the Company received in settlement or exercise of any Award; provided, that if the participant has disposed of any shares of Common Stock received upon settlement or exercise of such Award, the Committee may require the participant to pay to the Company, in cash, the Fair Market Value of such shares of Common Stock as of the date of disposition (less any purchase price or exercise price paid by the participant). The Committee shall exercise the right of recoupment provided in this Section 16(b)(2) within 180 days after the Committee’s discovery of the applicable activity or within any other period permitted pursuant to any applicable clawback or recoupment policy.
c. With respect to participants who are subject to taxation in countries other than the United States, the Committee may make Awards on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

17.	Fair Market Value
For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (1) the closing price of Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if Common Stock is readily tradeable on a national securities exchange or other market system or (2) if Common Stock is not readily tradeable, the amount determined in good faith by the Committee as the fair market value of Common Stock.

18.	Withholding
All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Company may require that the participant receiving payment or distribution with respect to an Award remit to it or to the Subsidiary that employs such participant an amount sufficient to satisfy such tax withholding requirements prior to payment or distribution. In lieu thereof, the Company or the Subsidiary employing the participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as the case may be, to the participant receiving such payment or distribution. The Committee may determine that the Company’s tax withholding obligation with respect to Awards paid in Common Stock shall be satisfied by having shares of Common Stock withheld, at the time such Awards become taxable. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Award.

19.	Tenure
A participant’s right, if any, to continue to serve the Company as a non-employee director, executive officer, other key employee, or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

20.	Unfunded Plan
Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

21.	No Fractional Shares
No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.	Section 409A
The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. All Awards shall be construed and administered such that the Award either (a) qualifies for an exemption from the requirements of Section 409A of the Code or (b) satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (1) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (2) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, (3) payments to be made upon or in connection with a Change in Control shall only be made upon or in connection with a “change of control event” under Section 409A of the Code, (4) unless the Award specifies otherwise, each payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (5) in no event shall a participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Any Award granted under the Plan that is subject to Section 409A of the Code and that is to be distributed to a key employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 30 days after the end of the six-month period. If the participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code.

23.	Duration, Amendment and Termination
a. Duration; Amendment of Grants. No Award shall be granted more than ten years after the 2017 Amendment Effective Date. The Committee may amend any Award at any time, subject to Sections 4(b), 4(c) and 23(b) below, provided that no such amendment shall materially impair any rights or obligations previously granted to the participant under the Award without the consent of the participant, unless such right has been reserved in the Plan or Award agreement, or except to the extent required to comply with applicable law. Except as provided in Section 23(b) below, by mutual agreement between the Company and a participant under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted to such participant under this Plan, or any other present or future plan of the Company.
b. No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (1) amend the terms of outstanding Stock Options or Stock Appreciation Rights to reduce the exercise price of such outstanding Stock Options or base price of such Stock Appreciation Rights, (2) cancel outstanding Stock Options or Stock Appreciation Rights in exchange for Stock Options or Stock Appreciation Rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original Stock Options or Stock Appreciation Rights or (3) cancel outstanding Stock Options or Stock Appreciation Rights with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities.
c. Amendment and Termination. The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment or termination of the Plan shall, without the consent of the participant, materially impair any rights or obligations under any Award previously granted to the participant under the Plan, unless such right has been reserved in the Plan or the Award agreement, or except to the extent required to comply with applicable law. No amendment of the Plan shall, without approval of the stockholders of the Company (1) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options, Stock Appreciation Rights and other Awards may be granted to any individual under the Plan, except for adjustments described in Section 12, or (2) modify the requirements as to eligibility for Awards under the Plan.
d. Stockholder Approval for “Qualified Performance-Based Compensation.” If Stock Awards, Stock Units, Cash Awards or Dividend Equivalents are granted as “qualified performance-based compensation” under Section 11 above, the Plan must be reapproved by the Company’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 11, if additional Awards are to be made under Section 11 and if required by Section 162(m) of the Code or the regulations thereunder.

24.	Governing Law
This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky (regardless of the law that might otherwise govern under applicable Kentucky principles of conflict of laws).

25.	Severability
In case any provision of this Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

26.	Effective Date
a. This amended and restated Plan shall be effective as of the 2017 Amendment Effective Date.
b. This Plan shall terminate on the 10th anniversary of the 2017 Amendment Effective Date, unless the Plan is terminated earlier by the Board or Committee or is extended by the Board with the approval of the stockholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award, nor shall it adversely affect outstanding Awards.